Exhibit 99.1

2023 Investor Day June 26, 2023

2 Disclosure. Forward - Looking Statements This presentation contains forward - looking statements, including guidance for fiscal years 2023 and beyond, within the meaning o f Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward - looking statements are based on Limoneira's current expectations about future events and can be identified by terms such as "expect," "may," "anticipate," "intend," "should be," "w ill be," "is likely to," "strive to," and similar expressions referring to future periods. Limoneira believes the expectations reflected in the forward - looking statements are reasonable but cannot guarantee future resul ts, level of activity, performance or achievements. Actual results may differ materially from those expressed or implied in the forward - looking statements. Therefore, Limoneira cautions you against relying on any of these forward - looking statements. Factors which may cause future outcomes to differ materially from those foreseen in forward - looking statements include, but are not limited to: success in executing Limoneira’s business plans and strategies and managing the risks involved in the foregoing: additional impacts from the current COVID - 19 pandemic; changes in laws, regulations, rules, quotas, tariffs and import laws; weather conditions that affect producti on, transportation, storage, import and export of fresh product; increased pressure from crop disease, insects and other pests; disruption of water supplies or chang es in water allocations; disruption in the global supply chain; pricing and supply of raw materials and products; market responses to industry volume pressures; pricing an d supply of energy; changes in interest rates and the impact of inflation; availability of financing for land development activities; political changes and economic cri ses; international conflict; acts of terrorism; labor disruptions, strikes or work stoppages; the impact of exchange rate movements; loss of important intellectual property rig hts; ability to maintain compliance with covenants in debt instruments; and market and pricing risks due to concentrated ownership of stock. Other risks and uncertain tie s include those that are described in Limoneira's SEC filings which are available on the SEC's website at http://www.sec.gov . Limoneira undertakes no obligation to subsequently update or revise the forward - looking statements made in this presentation, except as required by law. Non - GAAP Financial Measures Due to significant depreciable assets associated with the nature of the Company's operations and interest costs associated wi th its capital structure, management believes that earnings before interest, income taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA, which exc lud es stock - based compensation, named executive officer cash severance, pension settlement cost and (gain) loss on disposal of assets, is an important measure to e val uate the Company's results of operations between periods on a more comparable basis. Such measurements are not prepared in accordance with U.S. generally accepted acc oun ting principles ("GAAP") and should not be construed as an alternative to reported results determined in accordance with GAAP. The non - GAAP information provi ded is unique to the Company and may not be consistent with methodologies used by other companies. EBITDA and adjusted EBITDA are summarized and reconciled to ne t (loss) income attributable to Limoneira Company, which management considers to be the most directly comparable financial measure calculated and presented i n a ccordance with GAAP.

Welcome Remarks Œ

Financial Perspective Mark Palamountain, Chief Financial Officer 4 Agenda. ESG Initiatives Amy Fukutomi, Vice President of Compliance and Corporate Secretary Past, Present & Future Harold Edwards, President and Chief Executive Officer Question & Answer Session Real Estate Development & Property Sales Harold Edwards, President and Chief Executive Officer One World of Citrus & Avocado John Carter, Vice President of Citrus Operations

Today’s Presenters. Harold Edwards President / CEO Mark Palamountain Chief Financial Officer John Carter Vice President of Citrus Operations 33 years industry experience Joined Limoneira in 2003 Member of one of the farming families associated with the Company over its long history 25 years finance experience Joined Limoneira in 2012 Promoted to CFO in January 2018 18 years sales experience Joined Limoneira in 2010 Promoted to VP of Citrus Operations in December 2018 Broadpoint.Capital 5 Amy Fukutomi Vice President of Compliance / Corporate Secretary 20 years citrus industry experience Joined Limoneira in 2018 Promoted to VP of Compliance / Corporate Secretary in August 2022

Past, Present & Future Œ Harold Edwards President & Chief Executive Officer

Mission Statement Limoneira is an agricultural and development company that seeks to not only maximize value for its customers and shareholders, but to enhance its legacy as a steward of both its natural and human resources.

Philosophy Limoneira’s objective is to provide high quality products and services. While in pursuit of that objective we will adhere to the highest standards of integrity and fairness in our relationships with employees, customers, shareholders, suppliers and our community Furthermore, it is our obligation to: • Protect and expand our asset base to assure long - term profitability • Be responsible trustees in the protection and improvement of our environment • Provide leadership and resources for the betterment of our community • Encourage and support the development of our employees

1893
Limoneira incorporated with 413 acres by co-founders Wallace Libbey Hardison and Nathan Weston Blanchard



1906
Olivelands 2,300 acres added



1917
Limoneira started first private insectary in CA to cultivate beneficial insects



1919
Original packing house built in Santa Paula



1944
The first avocados planted on the ranch



1985
Samuel Edwards Associates merged with Limoneira: Orchard Farm, San Cayetano, and La Campana Ranches added

Limoneira Through the Years.



1994
McKevett Corporation merged with Limoneira: Rancho La Cuesta, and Teague-McKevett Ranches added



1997
Michaelis Ranches merge with Limoneira, adding 1,500 acres of prime citrus and nut ground



2008
East Area I & II went before Santa Paula voters with an 83% approval


LIMONEIRA
Nasdaq
LMNR

2010
Limoneira listed on the NASDAQ global market

Left Sunkist Co-op and implemented Direct Marketing & Selling Strategy



2013
Expanded citrus network into AZ through 1,300 acres land acquisition from Associated Citrus Packers



2014
Expanded citrus network into Chile through 51% interest in Rosales S.A.

9

LIMONEIRA

Acquisition of 757 acres of citrus orchards in San Joaquin Valley known as the Sheldon Ranch 2015 Formation of Limoneira Lewis Community Builders, LLC 2015 Upgraded packing house in Santa Paula 2016 Acquired majority of Pan de Azucar S.A. near La Serena, Chile 2017 Groundbreaking of Master Planned Community, Harvest at Limoneira 2017 Expanded citrus network into Argentina through strategic joint venture and land acquisition 2019 Completed Phase 1 of Harvest at Limoneira with 586 residential units closed 2021 Closed on $130M of asset sales (Oxnard Packing Facility, Commercial Property in Harvest at Limoneira, Sevilla Property and Northern Properties) 2022 / 2023 Entered into exclusive relationship with Apeel Sciences for lemons 2023 Exited Cadiz operations 2023 Limoneira Through the Years. 10

5,800 U.S. FRUIT - BEARING ACRES 1 11 Limoneira is Well - Positioned for Continued Global Expansion and Move to an Asset - Lighter Business Model. Year - round global supplier of citrus that eliminates seasonality for customers Real Estate Development Project expected revenue spread out over next six fiscal years, including first proceeds received in FY22 $115M Business Venture 365 / 24 / 7 Agricultural Land and Water Assets of non - agricultural real estate assets either currently being developed or available for future monetization 500 ACRES of land assets with owned water rights, usage rights, and pumping rights 21,000+ ACRE FEET of rich agricultural lands and water assets in California, Arizona, Chile and Argentina 11,100 ACRES with an additional 700 acres throughout California and Arizona estimated to become fruit - bearing over the next four to five years Three Pronged Operating Model 5 - year goal to grow source volume from grower partners to 80%

12 Three Primary Drivers Fueling Long - Term Growth. Non - Core Revenue Stream Citrus Real Estate Avocados Identified $180M of near - term assets for sale; $130M already realized Expect $115M from Harvest at Limoneira ; including cash proceeds received in FY22 Packaging Line Efficiencies, Productivity, and International Investment To Drive Stable Earnings Growth and Provide Operational Leverage 5 Year Plan: 20% Full Integration (3M cartons), 60% Grower Partner (9M cartons) and 20% Agency / Brokerage (3M cartons) Core Operating Business Revenue Streams Growing / Farm Mgmt. Packing Marketing / Distribution

2 3 4 1 13 Strategic Objectives and Priorities. Expanding One World of Citrus Œ “Asset - Lighter” Business Model Improving ESG Efforts Unlocking Market Value of Non - Strategic Assets Real Estate Developments

Reduce debt and right - size the balance sheet 14 Expected Outcomes of Strategic Objectives and Priorities. Increase EBITDA and Dividend Per Share Transition One World of Citrus Œ to an “asset - lighter” model including the expansion of services Improve Return on Invested Capital (ROIC) Improve consistency of earnings 1 4 3 5 6 Streamline operations and sell non - strategic assets 2

Progress to Date.

- ✓ Developed a grower services team that recruited ~1M additional cartons of fresh lemons from new grower partners
- ✓ Entered into exclusive relationship with Apeel Sciences
- ✓ Sold 4 out of the 6 non-strategic assets identified for monetization for a total of $130M in proceeds, $50M remaining
- ✓ Established a new 3-year fallowing program in Yuma, AZ that will drive ~$1.3M of additional revenue from not farming ~600 of total 1,300 acres
- ✓ Pivoted in San Joaquin Valley to farming services provider, packer, marketer and seller
- ✓ Eliminated unprofitable operations in Cadiz
- ✓ Terminated long-term retirement plan for annual savings of $1M
- ✓ Reduced net debt position to $31.5M

15
LIMONEIRA®

Add value to avocados beyond production in packing, marketing and selling as a complement to One World of Citrus product offerings 16 What’s Next. Potential additional fallowing/monetization opportunities in Yuma, AZ by the end of 2026 and begin to monetize water rights in Santa Paula Water Basin Move to 80% source volume from grower partners and agency in next 5 years (from 57% today) Sell remaining 2 non - strategic assets identified for monetization for expected total proceeds of $50M in next 12 months 1 4 3 5 Create a Farm Management Services division 2 6 Pursue additional lemon - packing capabilities/optionality in Yuma, AZ and the San Joaquin Valley and build lemon packing house in Chile

17 Transition to “Asset - Lighter” Business Model. • Limoneira’s domestic supply of lemons comes from three growing regions in Arizona and California: District I, II and III • Due to varying harvest cycles, Limoneira needs the three distinct areas in order to have a year - round supply of lemons • Limoneira is transitioning away from 100% production in each District while increasing profitability • Today, Limoneira supplies 7.5M lemons annually with 57% of source volume from grower partners • 5 - year goal is to supply 15M lemons annually with 80% of source volume from grower partners and agency

18 Increase in Asset - Lighter Volume Expected to Reduce Impact of Pricing Volatility and Tie to Commodity Pricing. Every $1 change in price $2.5M change in EBITDA

19 $25M of Planned Incremental EBITDA Growth by FY 2028. Assumes: » 15M cartons of lemons @ $20 average price per carton » No additional debt » New packing house in Chile Dollars in Millions *Items completed includes operations eliminated in Cadiz, retirement plan terminated and new 3 - yr fallowing program established in Yuma

20 District I: San Joaquin Valley (November to May). Today • 3,000 acres • 100% farm management services • 1M cartons of lemons annually • Farm management services fee of $750k to $1M annually 2028 Goal • 5,000 acres • 100% farm management services • 2M cartons of lemons annually = +$2M EBITDA • Farm management services fee of $2.5M to $3M annually = +$2M EBITDA $4M total increase in EBITDA by 2028

21 District II: Ventura County Coast (March to July). Today • 3,000 acres • 50% Limoneira / 50% outside growers • 3M cartons annually • Grower partner packing and marketing / distribution target of $2.00 - $2.50 per carton margin 2028 Goal • 5,000 acres • 30% Limoniera / 70% outside growers • 5M cartons annually = +$4M EBITDA • Grower partner packing and marketing / distribution target of $2.00 - $2.50 per carton margin • Farm management services fee on 2,000 acres = +$1M EBITDA $5M total increase in EBITDA by 2028

22 District III: Desert (August to January). Today • 700 acres • 36% Limoneira / 64% outside growers • 700k cartons annually • Grower partner packing and marketing / distribution target of $2.00 - $2.50 per carton margin • 600 acres • 3 - yr fallowing program = ~$1.3M benefit annually ($2,240/acre) with half production costs 2028 Goal • 1,300 acres • 25 - yr fallowing program = $7.3M potential benefit annually ($5,600/acre) with no production costs $2M* total increase in EBITDA by 2028 *$2M total increase to come from current 3 - yr fallowing program in Yuma, AZ and increased productivity of Yuma, AZ farming

23 Agency / Brokerage. Today • 1M cartons annually • 8% commission, with target of $1.50 to $2.50 per carton margin 2028 Goal • 3M cartons annually • 8% commission, with target of $1.50 to $2.50 per carton margin $4M total increase in EBITDA by 2028

Supply and demand growth fueled by grower partner sourcing 24 Target 2028 – Domestic Lemons. 2.30 0.20 2.50 2.90 1.60 4.50 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 2023 Growth 2028 Cartons (MM) Limoneira Domestic Annual Lemon Volume Targets Limoneira Grower Partner 5.2 MM 1.8 MM 7.0 MM » Pursue new grower partner supply » Corresponding demand relates primarily to November to June » Grower Partner (GP) share of USA increases from 56% to 67%

25 New Chile Packing House. Today • 1.5M cartons annually • 48% of packing economics $1.00 to $1.50 per carton • 8% selling commission, with target of $1.50 to $2.50 per carton margin 2028 Goal • New Chile packing house that requires ~$25M investment, to be funded from sale of Chilean farming assets • 5M cartons annually • 90% of packing economics $2.00 to $2.50 per carton • 8% commission, with target of $1.50 to $2.50 per carton margin $10M total increase in EBITDA by 2028

26 $25M EBITDA Growth Initiative Summary. District I: San Joaquin Valley • $4M total increase in EBITDA by 2028 District II: Ventura County Coast • $5M total increase in EBITDA by 2028 District III: Desert • $2M total increase in EBITDA by 2028 Agency / Brokerage • $4M total increase in EBITDA by 2028 New Chile Packing House • $10M total increase in EBITDA by 2028 *Items completed includes operations eliminated in Cadiz, retirement plan terminated and new 3 - yr fallowing program established in Yuma $25M total increase in EBITDA by 2028

One World of Citrus & Avocado Œ John Carter Vice President of Citrus Operations

Year - round global supplier of citrus that eliminates seasonality for customers. 28 Lemons Avocados Oranges Global End Markets DAYS PER YEAR DAYS PER WEEK HOURS PER DAY 300k MEXICAN & SOUTH AFRICAN SOURCED GROWERS 365 / 24 / 7 6.5M CARTONS OF FRESH LEMONS SOLD IN 2022 1 Billion Lemons

Our three pronged operating model helps fulfill end customer’s fruit needs 29 Providing a Critical Link Between Highly Fragmented Citrus & Avocado Growers and Diverse End Markets. Growing / Farm Mgmt. Packing Marketing / Distribution Fruit grown or farmed , packed and marketed / distributed by LMNR 2022 Source Volume: Target Source Volume: 43% Grower Partner 43% Full Integration Full Integration Grower Partner Agency / Brokerage Third party fruit packed and marketed / distributed by LMNR Third party fruit marketed / distributed by LMNR 14% Agency / Brokerage 20% Full Integration 60% Grower Partner 20% Agency / Brokerage

High - quality products Integrated farm - to - customer supply chain Low - cost production Diverse global sourcing and distribution network Superior product mix Global scale and customer base 30 Market Leader Within a Highly Fragmented Space. Limoneira Delivers COMPARED TO ~4% IN 2011 UP 228% ~14% OF TOTAL U.S. LEMON CROP MARKETED AND DISTRIBUTED IN 2022 WERE LIMONEIRA LEMONS

Limoneira is Apeel’s first, fully integrated lemon supplier in the U.S. 31 Exclusive Relationship with Apeel Sciences. Committed to Delivering the World’s Best Lemons • Apeel’s non - GMO, edible, plant - based coating technology slows water loss and oxidation to help keep produce fresh for longer. • Allows Limoneira to generate greater supply chain flexibility, maintain higher quality lemons, decrease costs and reduce waste all to the benefit of growers, customers, shoppers and the environment. • Opens Limoneira , and its grower partners, up to additional channels and market opportunities with retail and food service customers.

Transformed Our Packing Facility Into a Highly Automated Packing Platform.



Current Packing Facility

14% more lemons packed

25% increase in third-party packings

$29M was spent modernizing and streamlining facilities to be state-of-the-art (in 2016)

3X amount of fruit processed in same amount of time

70% of pre-existing labor needed in current packinghouse

TODAY

TARGETED GROWTH AREAS IN AUTOMATED PACKING



Facilities are currently operating at

~70% capacity

IN 5 YEARS



Facilities to be operating at

full capacity

32

LIMONEIRA®

33

34 New Farm Management Services Division. • Established a cross - functional grower services team to recruit and retain grower partners • 130 - years experience growing, packing, marketing and selling citrus • One of the best fresh utilization rates in the market; 78% in FY22 • Exclusive relationship with Apeel Sciences provides access to new channels of distribution and strengthens value proposition to retail and foodservice customers and end - user consumers • Reconfiguring global lemon packing network by reducing certain orange and lemon acreage globally, while still maintaining the packing and marketing of the lemons grown on these locations • Real - time digital information system that increases efficiency across the supply chain Best - in - Class Grower Services to Recruit and Retain Grower Partners

$94 $104 $150 $138 $143 $143 2017 2018 2019 2020 2021 2022 $24 $25 $21 $19 $20 $19 2017 2018 2019 2020 2021 2022 35 REVENUE Dollars in Millions 80% of 2022 agricultural revenue 12.8% current U.S. market share Growth target of 25% U.S. market share 3,900 planted acres 3,500 current producing acres >200 U.S. and international foodservice, wholesale and retail customers 150+ third - party grower relationships Lemon Highlights Expect Long - Term Growth in Lemons. AVERAGE FOB Dollars in Millions

Expect Long-Term Growth in Avocados.



REVENUE
Dollars in Millions
$10
$7
$5
$9
$7
$17
2017
2018
2019
2020
2021
2022

The California avocado crop typically experiences alternating years of high and low production due to plant physiology.

The California avocado crop experienced extreme heat in FY18, which caused minimal contribution in FY19, but normal production capacity resumed in FY20. The California avocado crop experienced a lack of rainfall in FY21, which reduced the overall size of the actual avocado fruit pieces.

A disruption in supply chain in Mexico led to outsized results in FY22.



Avocado Highlights
10% of 2022 agricultural revenue
2.2% U.S. market share one of the largest growers
900 planted acres
800 current producing acres; anticipated growth of 250 new acres
98% Hass avocados
Exploring value-adding

36

Sources: US Department of Agriculture; Economic Research Service; 2019 per capita availability: fresh fruit, ers.usda.gov, October 2020

LIMONEIRA®

Real Estate Development & Property Sales Œ Harold Edwards President & Chief Executive Officer

Profits from sale of non - essential assets and real estate development will be used to reduce existing debt, fund acquisitions, as investment to increase farming efficiencies and to expand packing capabilities 38 Future Conversion of Select Non - Core Land.

39 Future Asset Monetization. $180 Million of Near - Term Asset Sales Have Been Identified: Commercial Property in Harvest at Limoneira Closed October 26, 2022 $8 million in cash proceeds Oxnard Lemon Property Closed October 31, 2022 $20 million in cash proceeds Santa Maria Property Closed November 30, 2022 $2.6 million in cash proceeds Northern Agricultural Properties Closed January 31, 2023 $99 million in cash proceeds Total Received $130 mi llion in cash proceeds Windfall Farms Close expected in next 12 months TBD Southern Hemisphere Agricultural Assets Close expected in next 12 months TBD Total Expected $50 million in cash proceeds Total Received $130 million in cash proceeds Total Anticipated $5 0 million in cash proceeds

40 Fair Market Value Greater Than Net Book Value. AS OF JANUARY 31, 2023 ACRES FMV 1 NET BOOK VALUE Real estate development assets 500 $100M – $150M $79M Agricultural assets (land, buildings, orchards, water) 11,300 $450M – $550M $172M Other assets $25M – $30M $13M Less estimated current net debt ($30M) ($30M) NET ASSET VALUE *Pre - Tax $545M – $700M $234M NET ASSET VALUE PER SHARE *Based on 18,378,000 Diluted Shares Outstanding $29.70 – $38.15 $13.00 (1): FMV of Real Estate Assets is not a GAAP financial measure and should not be considered as an alternative to net book val ue of real estate assets, the most directly comparable financial measure calculated and presented in accordance with GAAP. FMV is estimated as a set of value ranges fro m r ecent comparable sales in each region the company owns real estate assets.

Holding Significant Valuation in Ownership Over Water Rights.

Water Assets

~21,000+	$10k–$40k	5.9%
ACRE FEET OF OWNED WATER RIGHTS	PER ACRE FOOT	SOUTHERN CALIFORNIA WATER PRICE ESCALATION
Water rights, usage rights, and water pumping rights associated with Limoneira land	Range of recent water rights sales in CA/AZ	Compounded annually since 1974

Substantial investments made in water companies to support and exceed farming needs

Colorado River Class 3 Water Rights (12k acre feet)
Santa Paula Basin – Adjudicated Pumping Rights (10k+ acre feet)
Fillmore Basin – Unadjudicated Pumping Rights

41
LIMONEIRA®

Water Assets Beginning to Monetize.

Water Assets

Yuma, AZ

- Current fallowing program in Yuma, AZ is 3-year deal that will drive ~$1.3M of additional revenue from not farming ~600 of 1,300 acres ($2,240/acre)

- Next fallowing program in Yuma, AZ potentially could be 25-year deal that must be in place by end of 2026; Limoneira believes it can drive revenue from not farming all 1,300 acres with potential pricing of $800-$1,000 an acre foot

Santa Paula Water Basin

- Beginning to establish market trading with 3,000 acres

42 LIMONEIRA

43 Premium Land Owned in Southern California, Arizona, Chile, Argentina, and a Variety of Commercial Properties. Land in Chile & Argentina Office Buildings District II & III Packinghouses Premium land Commercial property Premium land and commercial property assets La Serena, Chile Jujuy, Argentina Paso Robles, CA Santa Paula, CA Yuma, AZ

44 Harvest at Limoneira .

Diversified Revenue Stream Includes Monetizing Non-Core Agribusiness Land.

Limoneira entered a partnership with the Lewis Group of Companies to develop “Harvest at Limoneira”— a residential and commercial real estate project.

Fiscal Year Residential Closings

2019	2020	2021
210	144	232

Nationally Recognized Homebuilder Partners

LENNAR | kb HOME | K. Hovnanian Homes | RICHMOND AMERICAN HOMES



Expect $107 million of revenue spread out over next six fiscal years

First partnership cash distribution received in FY22

PHASE 1: **COMPLETE**	HARVEST – AT LIMONEIRA –	**586** RESIDENTIAL UNITS CLOSED
PHASE 2: **ENTIRE PHASE UNDER NEGOTIATION**		**554** RESIDENTIAL UNITS

45 LIMONEIRA

46 Harvest at Limoneira .

47 Harvest at Limoneira : East Area 1.

48 Harvest Medical Pavilion. 32.5 ACRES OF EAST AREA 2 INTENDED FOR MEDICAL CAMPUS LOT 1 TO BE DEDICATED MEDICAL OFFICE BUILDINGS LOT 2 TO AN ACUTE CARE HOSPITAL EAST AREA 2 STRATEGICALLY LOCATED CLOSE TO HARVEST AT LIMONEIRA DEVELOPMENT PROJECT POTENTIAL COMMUNITY COLLEGE CAMPUS POTENTIAL HOTEL POTENTIAL APARTMENTS Phase 1 includes Phase 1 Entered into letter of intent with Pacific Coast Investments, Inc. on July 14, 2021

49 Harvest at Limoneira . CURRENT HARVEST AT LIMONEIRA CASH FLOW PROJECTIONS Fiscal Years 2022A 2023E 2024E 2025E 2026E 2027E 2028E Total Annual Projected Distribution $8M $5M $8M $17M $25M $30M $22M PROJECT STATUS Cash Flow Potential Approximately $135M over the life of the project (of which $28M has already been received) Lot Sales 586 lot closings and GAAP Earnings to date Acres 500 Total Expected Units 1,500 units (potential for increased units) Harvest at Limoneira cash flow projections not included in $25M of planned incremental EBITDA growth by FY 2028

Harvest at Limoneira Community Overview • Currently, the project is approved for 1,500 homesites • 586 homesites have been sold to builders • Builders have sold 579 homes and closed 545 of the homes (as of 3/13/23) Lots/Homes • Complete Phase I of the Sports Park and turn it over to the City for public use • Complete all engineering for Phase II (554 homesites) • Secure entitlements for an additional 550 homesites (300 apartments units and 250 additional homesites in Phase III) • Obtain approvals for 300 - unit apartment project. Approval in include site plan, tentative map, and architectural design 2023 Goals Harvest at Limoneira Community Review. 50

Market Highlights • Increase in interest rates caused a significant slow down in new home sales during the second half of 2022 Nationally • Home sales prices fell during the second half of 2022 • Builders stopped buying land but are starting to show interest Southern California • Limited new home and resale inventory Ventura County • Only 2 homes left to sell (as of 6/1/23) Harvest at Limoneira Market Highlights. 51

ESG Initiatives Œ Amy Fukutomi Vice President of Compliance / Corporate Secretary

53 Invest in regenerative agricultural practices and continued investment in diversity, equity and inclusion Invest Focus on sustainability, and continued alignment with United Nations Sustainable Development Goals Focus Evolve governance structure and ESG framework Evolve Limoneira’s ISS ESG score improved by 30% year - over - year from an average of 6.6 to 4.6 as of December 2022 Continued Commitment to Improve ESG Scores. Expand Expand relationship with Agromin and biodiversity opportunities

54 Evolution of Board Structure and Composition to Enhance Effectiveness. Evolving Governance Structure 1 2 3 4 New committee leadership to affect positive change Key Milestones Establishing best governance practices 1 2 3 4 Refreshed and right - sized board to 7 members Scott Slater appointed Chairperson of the Board; experienced public company CEO with keen understanding of aligning pay and performance Elizabeth Mora appointed to oversee Nominating & Corporate Governance Committee; more than 10 years of public company experience Barbara Carbone appointed Chair of the Audit & Finance Committee and member of the Risk Management Committee; more than 10 years of public company experience Focusing on inclusivity Seeking to maintain core competencies consistent with strategic direction

Limoneira addresses water scarcity and potential negative impacts on community water resources by maintaining a careful balance between water demand and supply — and by driving efficiencies in water use. 55 Innovating New Methods of Protecting Water. Moisture sensors determine when trees need water and how much (i.e., when they reach full holding capacity), thus reducing run off and wasted water. Limoneira irrigates when trees need the water versus when water is provided by the irrigation company A series of gravity fed ponds that circulate and clean 30M gallons of water annually with natural vegetation, local plants and fine gravels. Use of Water Probes Introduction of a Natural Wastewater System INNOVATIVE MANAGEMENT PRACTICES & TECHNOLOGIES

Limoneira has been treading lightly on the land since its founding 130 years ago — long before sustainability entered the modern lexicon. 56 Commitment to ESG is Deeply Embedded in Culture. Investment in cutting - edge water management technology reduces water consumption in drought - prone enviornments Working with Associates Insectary since 1917 to minimize use of pesticides by releasing beneficial insects into orchards Partnering with Agromin to repurpose Ventura County’s green waste to supplement our solar production to reach 100% clean and renewable energy Pioneering Water Techniques Minimizing Pesticides Diversifying Beyond Solar 20 - acre facility receives 200+ tons per day of organic green waste that would otherwise be transported to landfills Organic Green Waste 2 solar installations across operations producing 3.5M KW annually, enabling Limoneira to reduce 43,415 tons of CO2 over a 25 year period Solar Energy Production

57 Investing in the Power of People. One of the first agricultural employers to offer on - campus housing to their workers reducing the greenhouse gas emissions related to commuting Donated over $2.5 million to support schools, community and industry organizations in Ventura, Santa Barbara, San Luis Obispo, and Tulare counties in Caliornia , and Yuma, AZ Workforce Housing Community Support Rental Properties 242 FARM WORKER HOUSING UNITS 3% OF 2022 REVENUE Stable Tenant Base Majority of tenants are Limoneira employees Attrition Mitigation Rental operations play an important role in keeping a reliable workforce Steady Cash Flow Income from properties supports expansion in citrus division Feeding Farmers Program run by Limoneira

Financial Perspective Mark Palamountain Chief Financial Officer

Driving DPS Growth Through Increased Revenue and Operational Efficiencies. $121 $129 $171 $165 $166 $185 2017 2018 2019 2020 2021 2022 REVENUE ($M) $0.22 $0.25 $0.30 $0.30 $0.30 $0.30 2017 2018 2019 2020 2021 2022 DIVIDENDS PER SHARE Annual dividend has increased by over the past 5 years 36% +8.9% CAGR +6.4% CAGR 59

$121 $129 $171 $165 $166 $185 2017 2018 2019 2020 2021 2022 REVENUE ($M) $20 $19 $22 $4 $7 $13 2016 2017 2018 2019 2020 2021 2022 EBITDA ($M) 60 Positioned to Realize Financial Growth in FY 2023. The Company expects cartons of fresh lemons AND pounds of avocados in FY23 5.0 - 5.4M 3.0 - 4.0M ($13)

61 Deleveraging Balance Sheet. $89 $61 $68 $89 $88 $102 $76 $105 $122 $130 $103 $28 $32 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 2Q23 NET DEBT ($M)

FY 2023 Highlights.

1	Sold Sevilla property for $2.6M and Northern Properties for ~$99M in cash proceeds
2	Funded the “unfunded” portion of long-term retirement plan (pension plan frozen in 2004) and then terminated plan for annual savings of $1M
3	Created Farm Management Services division; entered into initial 1-year farm management service agreement with Prudential to continue to farm Northern Properties
4	Established a 5-year packing, marketing and sales agreement with Prudential for 1M cartons of lemons on Northern Properties
5	Established a new 3-year fallowing program in Yuma, AZ for ~600 of 1,300 acres generating ~$1.3M/year
6	Entered into exclusive relationship with Apeel Sciences
7	Eliminated unprofitable operations in Cadiz
8	Paid net debt down to $32M at the end of Q2 FY23

62 LIMONEIRA®

Positioned for Long Term Profitable Growth.

Projections

THE COMPANY EXPECTS TO RECEIVE

$107M

from Harvest at Limoneira spread out over the **next six fiscal years**, with first proceeds received in FY22.

THE COMPANY HAS IDENTIFIED

$180M

of non-core assets for sale, with remaining $50M to be realized within **next 12 months**.

700

Additional acres of non-bearing lemons estimated to become full bearing over the **next four to five years**.

200

acres expected to become full bearing in **FY23**.

THE COMPANY EXPECTS TO REALIZE

$25M

of planned incremental EBITDA growth over the **next five fiscal years**, coming from the following areas:

Items Completed* ($4M)
Grower Partner Growth ($4M)
Agency Growth ($4M)
Farm Management Services Growth ($3M)
New Chile Packing House ($10M)

*Items completed includes operations eliminated in Cadiz, retirement plan terminated and new 3-yr fallowing program established in Yuma

63

LIMONEIRA®

Q&A